UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51485

Delaware	72-1060618
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1030 W. Canton Avenue, Ste. 100

Winter Park, FL 32789

(Address of principal executive offices, including zip code)

(407) 333-7440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 25, 2017, the stockholders of the Company voted on: (i) the election of each of the Company’s seven (7) nominees to serve on the Company’s Board of Directors until the next annual meeting; (ii) an advisory resolution to approve named executive officer compensation; (iii) an advisory resolution on the frequency of future advisory votes on executive compensation; and (4) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

The results of the voting were as follows:

Election of Directors	Votes For	Votes Against	Abstentions	Broker Non- votes
Michael P. O’Donnell	24,990,792	1,003,031	3,701	3,716,659
Robin P. Selati	24,982,216	1,011,965	3,343	3,716,659
Giannella Alvarez	25,922,823	71,358	3,343	3,716,659
Mary L. Baglivo	25,916,517	77,665	3,342	3,716,659
Carla R. Cooper	24,982,883	1,011,140	3,501	3,716,659
Bannus B. Hudson	25,777,069	217,111	3,344	3,716,659
Robert S. Merritt	25,923,608	70,573	3,343	3,716,659

Accordingly, each of the seven (7) nominees received a majority of votes cast and therefore was elected to serve as a director.

	Votes For	Votes Against	Abstentions	Broker Non-votes
Advisory Resolution to Approve Named Executive Officer Compensation	24,360,490	1,549,361	87,673	3,716,659

Accordingly, a majority of votes were cast in favor of the resolution to approve named executive officer compensation and the resolution was approved.

	1 Year	2 Years	3 Years	Abstentions	Broker Non-votes
Advisory Resolution on the Frequency of Future Advisory Votes on Executive Compensation	18,929,157	91,845	6,965,011	11,511	3,716,659

Accordingly, the majority of votes were cast in favor of the one year option with respect to the frequency of future advisory votes on named executive officer compensation. Based on these results, the Board of Directors has determined that the Company will hold advisory votes on named executive officer compensation every year until the next required advisory vote on the frequency of such votes.

	Votes For	Votes Against	Abstentions
Ratification of the Appointment of KPMG LLP	28,561,243	1,146,281	6,659

Accordingly, a majority of votes were cast in favor of the proposal, and the appointment of KPMG LLP as the Company’s independent registered public accounting firm was ratified.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: May 26, 2017	By:	/s/ Alice G. Givens
Alice G. Givens
Vice President – General Counsel, Chief Compliance Officer and Secretary

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